UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): NOVEMBER 2, 2004


                             -----------------------
                            NANOMETRICS INCORPORATED
                             -----------------------
             (Exact name of registrant as specified in its charter)



          California                     0-13470                 94-2276314
----------------------------           -----------           ------------------
(State or other jurisdiction        (Commission File           (IRS Employer
      of incorporation)                  Number)             Identification No.)



1550 Buckeye Drive, Milpitas, California                            95035
---------------------------------------                           ----------
(Address of principal executive offices)                          (Zip Code)


        Registrant's telephone number, including area code (408) 435-9600


                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 2.02.  Results of Operations and Financial Condition.

            On November 2, 2004, Nanometrics Incorporated (the "Company") announced in a press release the Company's financial results for its third quarter ended October 2, 2004. A copy of that press release is attached hereto as Exhibit 99.1.

            The information in this current report on Form 8-K and the exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") nor otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01.  Financial Statements and Exhibits.

      (c)   Exhibits

            99.1 Press Release, dated November 2, 2004, announcing third quarter financial results.

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               NANOMETRICS INCORPORATED



Date: November 2, 2004                    By:  /s/ Paul B. Nolan
                                               -------------------------
                                               Paul B. Nolan
                                               Chief Financial Officer

                                 EXHIBIT INDEX


Exhibit No.    Description
----------     -----------

99.1 Press Release, dated November 2, 2004, announcing third quarter financial results.